Exhibit 10.7

NOTARY
Ricardo Olivares Pizarro
A. Prat No. 960 – Locale 14 – Fax Phone (51) 610121
E-mail: notariaolivares@terra.cl
Vallenar – III Region

Digest No. 943
Yor//

Seal: Notary Public, Ricardo Olivares Pizarro, Vallenar - Signature

CONTRACT FOR THE OPTION TO PURCHASE MINING HOLDINGS

ANTOLIN AMADEO CRESPO GARCIA

TO

MINERA FARELLON LIMITADA

- - - - - - - - - - - - - - - - - - - - - -

In Vallenar, Republic of Chile, on the tenth of September of two thousand and seven, before me, RICARDO OLIVARES PIZARRO, Attorney, Notary Public and Conservator of Commerce and Mines, Titleholder, with an office at Prat Street No. nine hundred and sixty, locale fourteen, Vallenar, appeared: Mr. ANTOLIN AMADEO CRESPO GARCIA, Chilean, married, separation of goods, industrial miner, National I.D. No. four million eight hundred and seventy-eight thousand five hundred and seventy-four dash three, residing at Carlos Dittborn No. four hundred and twenty-one, Town of Los Alemanes, Vallenar, hereafter the “Offering Party”; and Mr. KEVIN ROBERT MITCHELL, Canadian, married, separation of goods, miner, I.D. Document for Foreigners No. fourteen million four hundred and ninety-

eight thousand nine hundred and seventeen dash one. He is representing the company, MINERA FARELLON LIMITADA, a Chilean company engaged in what is indicated in the company name, Sole Taxation List No. seventy-six million eight hundred and fourteen thousand one hundred and seventy dash three, both with the address Prat one thousand and fifty-one, Office No. four, hereafter known as “Minera Farellon”. The persons appearing are of legal age and verified their identity with the above-mentioned I.D. Documents and stated: That in virtue of this document, they have come to execute the following contract for the option to purchase Mining Holdings, in agreement with what is stipulated in Articles one hundred and sixty-nine and the others that are applicable of the Mining Code. FIRST ARTICLE: Individualization of the Holdings: Mr. Antolin Amadeo Crespo Garcia declares that he is the sole and exclusive owner of the following Mining Holdings: One) SANTA ROSA UNO AL SEIS, located in Sierra Cordon El Tomate, Quebrada de Agua Grande, Commune of Freirina, Province of Huasco, Third Region of Atacama. The measurement document is registered on Page No. fifty-eight No. fifteen, of the Property Registry of the Conservator of Mines of Freirina for the year nineteen eighty-nine. The control in the name of the Owner is registered on Page No. fifty-eight, No. thirty-five of the Registry of Mining Property of the Conservator of Mines of Freirina for the years two thousand and one; and Two) PORFIADA UNO AL DIEZ, located to the North of Sierra Cordon, El Tomate, Commune of Freirina, Province of Huasco, Third Region of Atacama, registered on Page No. fifteen, No. seven, of the Property Registry of the Conservator of Mines of Freirina for the year two thousand and four. The mining concessions for exploitation or holdings detailed above shall hereafter jointly be called “Mining Holdings” and/or “Properties”. SECOND ARTICLE: One. Option Offer: In virtue of this document, the Offering Party grants to Minera Farellon the option to purchase and irrevocably offers to sell, cede and transfer to Minera Farellon the Mining Holdings detailed in the First Article of this document. Two. Price of the Purchase/Sale Offered: The price of the purchase/sale offered is the amount in pesos, national currency, equivalent to six hundred thousand dollars of the United States of America. Notwithstanding the above, in the case where the purchase option is exercised before the term for the expiration of the purchase option indicated in the following number, the price for the purchase/sale offered shall increase in the amount of the price for the option that has not accrued inters and been paid, in agreement with the Fifteenth Article below.

The Mining Holdings and the minerals that they contain shall be sold and transferred with all of their uses, rights, customs and easements, free from all encumbrances, prohibitions, resolutory conditions, embargos or pending litigation, as well as any other impediment whatsoever that could affect their free use, enjoyment and disposition: free from all superposition, and with their mining patents totally paid. The vendor or Offering Party is responsible for the Warranty of Title and Right of Possession according to the Law. Three. Option Term: The term of the option, within which Minera Farellon shall be able to freely accept or refuse the purchase/sale offer of the holdings, shall expire the twentieth of July of two thousand and eleven. Four: Option Price: The price of the option indicated in this document is the sum in pesos, national currency, equivalent to four hundred thousand dollars of the United States of America, which shall be paid under the terms that are indicated in the Fourth Article of this document. THIRD ARTICLE: Mr. Kevin Robert Mitchell, as the representative of Minera Farellon Limitada, accepts the stipulations of this contract for the company that he is representing under the terms of Article one hundred and sixty-nine and the others that are applicable of the Mining Code, in virtue of the fact that the Third Clause grants Minera Farellon the power to accept or reject the offer made by the Offering Party. Therefore, Minera Farellon shall be able, at any time whatsoever counted from the date of this document and up to the expiration of the term indicated in No. Three of the Second Article of this document, to decide to accept the purchase/sale of the Mining Holdings under the terms indicated in this contract. FOURTH ARTICLE. Option Payment: The price of the option contract that is indicated in this document is the amount of four hundred thousand dollars of the United States of America, payable in pesos, national currency, in the following amounts and times: /a/ the sum of seven thousand and five hundred dollars of the United States of America, equivalent on this date to the sum of three million nine hundred and nine thousand one hundred and fifty pesos national currency that Minera Farellon paid prior to this legal action in cash, with the Offering Party declaring that it was received to his complete satisfaction; /b/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of October of the year two thousand and seven; /c/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of November of the year two thousand and seven, or the following working day if that day falls on a statutory holiday or non-working day; /d/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of December of the year two thousand and seven, or the following working day if that day falls on a statutory holiday or non-working day; /e/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of January of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /f/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of February of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /g/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of March of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /h/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of April of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /i/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of May of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /j/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of June of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /k/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of July of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /l/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of August of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /m/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of September of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /n/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of October of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /ñ/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of November of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /o/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of December of the year two thousand and eight, or the following working day if that day falls on a statutory holiday or non-working day; /p/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of January of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /q/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of February of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /r/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of March of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /s/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of April of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /t/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of May of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /u/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of June of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /v/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of July of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /w/ the sum in pesos on the day of payment equivalent to seven thousand and five hundred dollars of the United States of America to be paid on the twentieth of August of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /x/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of September of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /y/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of October of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /z/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of November of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /aa/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of December of the year two thousand and nine, or the following working day if that day falls on a statutory holiday or non-working day; /bb/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of January of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /cc/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of February of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /dd/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the

 United States of America to be paid on the twentieth of March of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /ee/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of April of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /ff/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of May of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /gg/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of June of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /hh/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of July of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /ii/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of August of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /jj/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of September of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /kk/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of October of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /ll/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of November of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /mm/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of December of the year two thousand and ten, or the following working day if that day falls on a statutory holiday or non-working day; /nn/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of January of the year two thousand and eleven, or the following working day if that day falls on a statutory holiday or non-working day; /ññ/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of February of the year two thousand and eleven, or the following working day if that day falls on a statutory holiday or non-working day; /oo/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of March of the year two thousand and eleven, or the following working day if that day falls on a statutory holiday or non-working day; /pp/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of April of the year two thousand and eleven, or the following working day if that day falls on a statutory holiday or non-working day; /qq/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of May of the year two thousand and eleven, or the following working day if that day falls on a statutory holiday or non-working day; and /rr/ the sum in pesos on the day of payment equivalent to ten thousand dollars of the United States of America to be paid on the twentieth of June of the year two thousand and eleven, or the following working day if that day falls on a statutory holiday or non-working day. If Minera Farellon decides not to accept the purchase/sale offer indicated in this document before the due date of any of the terms indicated in letters /b/ to /rr/ above, both included, the obligation that Minera Farellon has to pay the following quotas of seven thousand and five hundred dollars and/or ten thousand dollars of the United States of America shall cease immediately. These are the payments listed in letters /b/ to /rr/ above, both included, of which the due date may be after the withdrawal date. FIFTH ARTICLE. Acceptance of the Offer: If Minera Farellon decides to accept the offer within the term agreed on to do so, the company shall state the desire to do so through a public document declaring that it wishes to accept the offer. In the event that Minera Farellon accepts the offer to sell and exercise the option to purchase prior to the date indicated in letter /rr/ of the Fourth Article, it shall be necessary to pay, as an increase in the purchase/sale price and in agreement with what is indicated in the Second Article Number Two, all of the sums indicated in letters /b/ to /rr/ of the Fourth Article above that may not have been paid prior to the date of the acceptance of the offer, under the same terms indicated in the above-mentioned letters. The corresponding Conservator of Mines, after seeing a copy of this document and a copy of this document and a copy of the document showing the acceptance by Minera Farellon, shall register the Mining Holdings indicated in the acceptance document in the name Minera Farellon Limitada. All of this is in virtue of what is stipulated in the final section of Article one hundred and sixty-nine of the Mining Code according to which, when it has to do with an option contract for the purchase of rights specifically regulated by said Code, it shall be sufficient to have the sole acceptance of the irrevocable offer for the purchase/sale offered to be perfected. The sole requirement is that the offer as well as the acceptance must be verified in a public document. SIXTH ARTICLE. Payment of Purchase/Sale Price: Sixth One) The price of the purchase/sale indicated in this document shall be paid, if the purchase offer mentioned in this document is exercised, through monthly payments until the amount of the six hundred thousand dollars mentioned above is paid, from the royalties – hereafter the “Royalties” – of one point five percent of the value corresponding to the net sale of minerals that are extracted from the holdings and are paid by the National Mining Company, hereafter and indistinctly called “Enami” or by any other purchaser whatsoever. The payment and liquidation of the Royalties shall be effected monthly within the ten days following the date on which Enami or another purchaser has made the respective payment. Through this document, the parties agree on a minimum guaranteed monthly payment equivalent to one thousand dollars of the United States of America, from the date on which Minera Farellon begins the exploitation of the holdings after the option is exercised. For this purpose, Minera Farellon shall prepare the report regarding the monthly payment of the Royalties including sufficient information to determine the amount, which shall be delivered to Mr. Antolin Amadeo Crespo Garcia, together with the amount corresponding to the Royalties. If Mr. Antolin Amadeo Crespo Garcia does not make any observations regarding the payment within the seven days following this delivery by Minera Farellon, it shall be understood that final and total approval has been given to said liquidation and the corresponding payment. Included in the sufficient information that shall have to be provided by Minera Farellon, shall be the invoices for the sale to Enami or another purchaser, together with the respective shipping logs. In the case where Mr. Antolin Amadeo Crespo Garcia has observations to make regarding said documents, he shall be able to apply to Minera Farellon for authorization to have access to the information related to the Royalties and shall have to send the request the required amount of time in advance. At any time whatsoever, until the amount indicated in this article is totally paid, Minera Farellon shall be able to terminate the payment of the Royalties mentioned above, for which the company shall have to pay Mr. Antolin Amadeo Crespo Garcia the difference that exists between what was effectively paid to said date on account for the Royalties and what remains to be paid to complete the six hundred thousand dollars indicated above. Sixth. Two) In the event that Minera Farellon begins the exploitation of the Mining Holdings prior to the date of the exercising of the purchase option, it shall have to pay the Offering Party the Royalties indicated above. If after having initiated the exploitation of the Mining Holdings, Minera Farellon decides to accept the offer for the sale and exercise the option to purchase the Mining Holdings, the amounts paid for the concept of the Royalties in the case described in this number, shall be considered as an advance payment towards the price of the purchase/sale. In addition, in the event where Minera Farellon decides not to accept the offer of the sale and not to exercise the option to purchase the Mining Holdings, the sums paid for the concept of Royalties in the case described in this number shall be kept by the Offering Party as an indemnity paid for damages. SEVENTH ARTICLE. Irrevocability: This contract shall have the nature of a contract for the option to purchase Mining Holdings indicated in Article one hundred and seventy-nine of the Mining Code and it is agreed on with the nature of being irrevocable. Therefore, it shall be sufficient to have the sole acceptance of MINERA FARELLON LIMITADA, at any time whatsoever, of the irrevocable offer that is presented in this legal action, for the purchase/sale to be perfected. Nevertheless, if the term of effectiveness of the option has expired, and Minera Farellon has not accepted the offer of the sale of the holdings that are referred to in this document, it shall be understood that Minera Farellon has decided not to exercise the option that is granted in this document. If any of the quotas of the price of the option is not paid within the terms indicated in the Fourth Article of this document, it shall be understood that Minera Farellon has withdrawn from the option, without the above-mentioned unpaid amounts of the quota being payable. In this event, the Offering Party shall be able to require the cancellation of the registrations that may have been made in virtue of this contract in relation to the Mining Holdings indicated. EIGHTH ARTICLE. Authorizations: Antolin Amadeo Crespo Garcia irrevocably authorizes Minera Farellon, while the term for exercising the option that is granted herein is pending, to be able to carry out on the Mining Holdings detailed in this document the explorations, examinations, prospecting and exploitations, being able to carry out all of the works and projects with the express declaration that Minera Farellon shall be able to exercise all of the active easements that benefit said holdings and that, in addition, they shall also be able to make use of the minerals that are extracted because of their works. Minera Farellon shall be exclusively responsible for the mining works of exploration and exploitation that it carries out on the holdings, as well as the effects that are forthcoming from said works, duly fulfilling all of the legal dispositions that are applicable in this regard. NINTH ARTICLE. No Restitution: If Minera Farellon decides not to accept the offer that is being made regarding the Mining Holdings referred to in this document, the obligation regarding the payments of any type whatsoever according to what is indicated in the Fourth Article shall cease immediately, but the Offering Party shall not have the obligation of returning the payments corresponding to the price of the option that may have already been received. These shall be retained as the sole and exclusive indemnity for damages of any type whatsoever, in kind or in amount, that could have been caused by the fact of having been impeded from exploring and exploiting, as well as from negotiating these holdings with third parties during the life of the option, or caused by the decision of Minera Farellon not to accept the offer or derived from any other causes or reasons related to the contract contained in this document. TENTH ARTICLE. Withdrawal: At any time whatsoever, Minera Farellon shall be able to make a declaration through a public document, which shall be noted in the margin of the original version of this document, expressing the decision not to accept the offer that is being made in this document and, from the date of this marginal notation, all of the obligations contracted in virtue of this document shall cease for Minera Farellon, of any type whatsoever, particularly the obligations regarding making the payments that are referred to in the Fourth Article of this document. In the case of withdrawal, Minera Farellon shall provide for the Offering Party, without any cost whatsoever, all of the information that may have been obtained from the exploration that may have been made on the holdings. This information shall include the reports that contain the complete or partial results from the studies – if any were done – geological, geochemical, metallurgical, and hydrological, exploration reports, geophysical plans and reports and all of the interpretive information obtained from the works of exploration and exploitation carried out. None of what is indicated in this article may be interpreted as Minera Farellon having the obligations to carry out studies or write reports, whatever the nature of these may be. ELEVENTH ARTICLE. Maintenance of Holdings: The Offering Party shall have to adopt, at its own exclusive cost, all of the judicial and extra-judicial measures that may be necessary to duly keep constituted and in effect the rights emanating from the Mining Holdings detailed in this document and to defend these rights and minerals that the holdings contain from any pretensions of third parties. Without prejudice to what is stipulated above, Minera Farellon Limitada shall reimburse the Offering Party for all of the amounts paid for the concept of the payment of mining patents that support the holdings object of this option, which were duly incurred during the life of the option. TWELFTH ARTICLE. Prohibitions and Restrictions: One: The Offering Party promises not to sell, encumber, transfer, promise to sell, mortgage, grant an option or execute documents or contracts of any type whatsoever regarding the Mining Holdings that are referred to in this document, with reference to the mining rights that originate from them or regarding the minerals that they contain, while the term for Minera Farellon to exercise the respective option is in effect. If in spite of the above prohibitions, any other document is executed or any contract whatsoever is executed that limits or affects, or could limit or affect the holding, possession or ownership of the holdings, or the minerals that they contain, the document or contract is resolved ipso facto once Minera Farellon accepts the irrevocable offer that is being made in this document. All of this is in agreement with Article one hundred and sixty-nine of the Mining Code, without prejudice to the other rights that emanate from this contract and the law for Minera Farellon. Two: Antolin Amadeo Crespo Garcia promises to maintain strict confidentiality regarding all of the information and technical data that could be used in the exploration, exploitation and know-how, as well as all of the other information related to the works that Minera Farellon or its contractors develop on the Mining Holdings. Three: Without prejudice to what is stipulated in No. One of this Article, Antolin Amadeo Crespo Garcia promises, during the life of the option that is indicated in this document, not to present new petitions or manifestation, or constitute new concessions for exploration and/or exploitation in the area made up of the Mining Holdings detailed in the First Clause of this document, without prior written consent from Minera Farellon. Four: Antolin Amadeo Crespo Garcia shall not be able to totally or partially cede or transfer the rights and authorizations that are indicated in this contract, without prior written consent from Minera Farellon. Five: Minera Farellon shall, at any time whatsoever with a written consent from the Offering Party, be able to sell, cede, transfer or in any other way whatsoever exercise of all or part of the rights in this contract, if and when the purchaser or the transferee declares in the contract that serves as the title for the acquisition that it will fulfill each and every one of the obligations that Minera Farellon has contracted in this document, under the same terms, as if this contract had been executed by said transferee, promising to impose equal obligations on any later transferee whatsoever. THIRTEENTH ARTICLE. Rate of Exchange: The amounts of money in this document that are expressed in dollars of the United States of America shall be paid in pesos, national currency, at the rate of exchange called the “observed dollar” published by the Central Bank of Chile in the Official Gazette, according to No. six of the First Chapter of the Compendium of Norms for International Rates of Exchange. FOURTEENTH ARTICLE. Address: For all legal purposes, the parties establish their address in the city and commune of Santiago. FIFTEENTH ARTICLE. Expenses: Minera Farellon shall pay the expenses for the Notary, Conservator and others, and the taxes that are originated from the same because of the granting of this option contract. SIXTEENTH ARTICLE. Power of Attorney: The holder of an authorized copy of this document is empowered to require the registrations, inscriptions and notations that are pertinent in the respective Conservator. SEVENTEENTH ARTICLE. Special Power of Attorney: The vendor and the purchaser grant a Special Power of Attorney to the attorneys Enrique Benitez Urrutia and Gonzalo Nieto Valdes, both with the address Avenida Isidora Goyenechea three thousand two hundred and fifty, ninth floor, Las Condes, Santiago, so that either one of them may grant all of the complementary documents that may be necessary in order to rectify any error or omission whatsoever existing in the clauses related to the correct individualization of the Mining Holdings object of this contract, registration of control, method for acquisition, etc., with the sole purpose that the Conservator of Real Estate may make the registrations and annotations that may be forthcoming. The holder of the Power of Attorney is especially empowered to sign all types of applications, declarations, rough drafts, public and private documents that are necessary for the fulfillment of the commitment. The authorization for Mr. Kevin Robert Mitchell to represent Minera Farellon Limitada is verified in the public document for the constitution of said company, dated the twenty-second of February of two thousand and seven, granted before the same Notary. The authorization document mentioned above is not inserted because the parties and the Notary that is authorizing know the document. As verification, after being read, the persons appearing signed. A copy is given. Noted in the Digest under No. 943. I Swear.

Two Notary Seals and Signatures on the front of each page. Ricardo Olivares Pizarro, Notary Public, Vallenar.

ANTOLIN AMADEO CRESPO GARCIA
Signature
I.D. No. 4.878.574-3
Fingerprint

Signature
KEVIN ROBERT MITCHELL
Citizenship I.D. No. 14.498.917-1
Signing for: MINERA FARELLON LIMITADA
I.D. No. 76.814.170-3
Fingerprint

I sign and seal this copy that is a true Certified Copy of the original. Vallenar, 11th of September of 2007.
Seal: Ricardo Olivares Pizarro, Notary Public, Vallenar

CONTRACT FOR THE OPTION TO PURCHASE MINING HOLDINGS
Noted in the Digest under No. 654 and registered on this date on Page 85, No. 13, of the Registry of Mortgages and Encumbrances of the Conservator of Mines.
Freirina, (illegible) of September of 2007
Seal: Juan Jorge Solis Soto, Notary and Conservator of Real Estate, Commerce and Mines, Titleholder, Freirina - Signature

PROHIBITION
Noted in the Digest under No. 655 and registered on this date on Page 15, No. 9, of the Registry of Prohibitions and Interdictions of the Conservator of Mines.
Freirina, 13th of September of 2007
Seal: Juan Jorge Solis Soto, Notary and Conservator of Real Estate, Commerce and Mines, Titleholder, Freirina - Signature

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